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                                                                 EXHIBIT 10.2


                       FOURTH AMENDMENT TO LEASE AGREEMENT


This Fourth Amendment to Lease Agreement made and entered into by and between Commerce Street Associates, LLC ("Landlord") and Pinnacle Financial Partners ("Tenant"), formerly known as TMP, Inc. ("Tenant").

                              W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated March 16, 2000, wherein Landlord leased to Tenant certain Premises in an office building to be constructed at 110-120 Third Avenue North, Nashville, Tennessee to be known as the MagneTek Building;

WHEREAS, Landlord and Tenant entered into a First Amendment to Office Lease Agreement dated September 2000;

WHEREAS, Landlord and Tenant entered into a Second Amendment to Lease Agreement dated December 12, 2002;

WHEREAS, Landlord and Tenant entered into a Third Amendment to Lease Agreement dated February 12, 2004; and

WHEREAS, the parties desire to amend the Lease as hereinafter set forth;

NOW THEREFORE, for and in consideration of the Premises and other good and valuable consideration the parties agree as follows:

         1. The office building is known as Commerce Center and is located at 211 Commerce Street, Nashville, Tennessee.

         2. The premises are herewith increased by 6,741 rentable square feet (RSF), all of which are located on the third floor of the building. Section 1(a) of the Lease Agreement is herewith amended to reflect the total rentable square feet (RSF) to be 24,745.

         3. The "Commencement Date" for the additional space shall be the date of occupancy, but no later than July 1, 2005.

         4. Exhibit B to Third Amendment to Lease Agreement, Minimum Rent is herewith replaced by Exhibit B to Fourth Amendment to Lease Agreement, Minimum Rent.

         5. All other terms and conditions of the Lease shall remain in full force and effect except as modified herein.

       In Witness Whereof, the parties have executed this Fourth Amendment to Lease Agreement as of the 18th day of March 2005.



                                           COMMERCE STREET ASSOCIATES, LLC


                                           By: /s/ Robert C. H. Mathews, Jr.
                                               --------------------------------
                                               Robert C. H. Mathews, Jr.
                                           Its: Chief Manager



                                           PINNACLE FINANCIAL PARTNERS


                                           By: /s/ Hugh M. Queener
                                               ---------------------------------
                                               Hugh M. Queener
                                           Its: CAO and EVP